UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  May 23, 2019

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
6.123% Corporate Units	NEE.PRR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)
NextEra Energy, Inc. (Company) held its 2019 Annual Meeting of Shareholders (2019 Annual Meeting) on May 23, 2019. At the 2019 Annual Meeting, the Company's shareholders approved three proposals and did not approve one shareholder proposal. The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A for the 2019 Annual Meeting (Proxy Statement), filed with the Securities and Exchange Commission on April 5, 2019.

(b)	The final voting results with respect to each proposal voted upon at the 2019 Annual Meeting are set forth below.

Proposal 1

The Company's shareholders elected each of the thirteen nominees to the Company's Board of Directors (Board) for a one-year term by a majority of the votes cast, as set forth below:

	FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Sherry S. Barrat	359,169,941	96.6%	12,771,787	1,059,990	61,762,025
James L. Camaren	358,981,178	96.5%	12,872,282	1,148,258	61,762,025
Kenneth B. Dunn	370,362,865	99.6%	1,519,012	1,119,841	61,762,025
Naren K. Gursahaney	369,765,834	99.4%	2,061,532	1,174,352	61,762,025
Kirk S. Hachigian	365,541,474	98.3%	6,279,148	1,181,096	61,762,025
Toni Jennings	363,434,863	97.7%	8,474,647	1,092,208	61,762,025
Amy B. Lane	368,604,627	99.1%	3,287,353	1,109,738	61,762,025
James L. Robo	346,779,004	93.2%	25,249,601	973,113	61,762,025
Rudy E. Schupp	358,469,022	96.4%	13,346,896	1,185,800	61,762,025
John L. Skolds	370,284,618	99.6%	1,514,122	1,202,978	61,762,025
William H. Swanson	366,709,797	98.6%	5,127,195	1,164,726	61,762,025
Hansel E. Tookes, II	359,282,919	96.6%	12,564,710	1,154,089	61,762,025
Darryl L. Wilson	370,191,753	99.6%	1,605,403	1,204,562	61,762,025

Proposal 2

The Company's shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2019, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
415,797,795	95.8%	18,007,079	958,869	—

Proposal 3

The Company's shareholders approved, by non-binding advisory vote, the Company's compensation of its named executive officers as disclosed in the Proxy Statement, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
346,285,188	93.6%	23,727,067	2,989,463	61,762,025

Proposal 4

The Company's shareholders did not approve a non-binding shareholder proposal requesting a semiannual report disclosing political contribution policies and expenditures, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
179,808,198	48.7%	189,323,881	3,869,639	61,762,025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NextEra Energy, Inc.
(Registrant)

Date:  May 28, 2019

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel

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